Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director and an officer of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint CHARLES J. HANSEN, WILLIAM A. POWELL, AND RYAN D. ROBINSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name in the name and on behalf of the Company or as a director or officer, or both, of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 1, 2015

Signature: /S/ W. BRUCE JOHNSON W. Bruce Johnson	Title: Director and Chief Executive Officer and President

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint CHARLES J. HANSEN, WILLIAM A. POWELL, AND RYAN D. ROBINSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 1, 2015

Signature: /S/ WILLIAM R. HARKER William R. Harker	Title: Chairman of the Board of Directors

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint CHARLES J. HANSEN, WILLIAM A. POWELL, AND RYAN D. ROBINSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 1, 2015

Signature: /S/ E.J. BIRD E.J. Bird	Title: Director

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint CHARLES J. HANSEN, WILLIAM A. POWELL, AND RYAN D. ROBINSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 1, 2015

Signature: /S/ JEFFREY FLUG Jeffrey Flug	Title: Director

Exhibit 24

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint CHARLES J. HANSEN, WILLIAM A. POWELL, AND RYAN D. ROBINSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director of the Company, as indicated below opposite his signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 1, 2015

Signature: /S/ JAMES F. GOOCH James F. Gooch	Title: Director

POWER OF ATTORNEY

The undersigned, being a director of SEARS HOMETOWN AND OUTLET STORES, INC., a Delaware corporation (the “Company”), does hereby constitute and appoint CHARLES J. HANSEN, WILLIAM A. POWELL, AND RYAN D. ROBINSON, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of the attorneys and agents, to execute, file, and deliver all instruments and to do all acts and things that the attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission with respect thereto, relating to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign her name as a director of the Company, as indicated below opposite her signature, to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015 and all amendments and papers supplemental thereto; and the undersigned does hereby fully ratify and confirm all that the attorneys and agents or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

Dated April 1, 2015

Signature: /S/ JOSEPHINE LINDEN Josephine Linden	Title: Director